UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2018

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Institutional Class Shares – GLDNX

Great Lakes Disciplined International Smaller Company Fund
Institutional Class Shares – GLISX

Great Lakes Large Cap Value Fund
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Semi-Annual Report

September 30, 2017

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

November 22, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

In the six months ended September 30th of 2017, the Great Lakes Bond Fund returned the following:

Total Returns

6 Months ended 9/30/17
Institutional Class	2.44%
Bloomberg Barclays U.S. Aggregate Bond Index	2.31%

Interest rate movements were mixed over the last six months. The 10 year U.S. Treasury continues to be volatile, beginning the period at a 2.40% yield, against declining long term rates (yield curve flattening) as the so-called Trump trades were unwound and tightening corporate bond spreads, ending the period at a 2.33% yield to maturity.  Longer-term interest rates were less volatile, ranging from 3.04% to 2.66%, with a spike up in yield near the period end.  Investment grade bonds experienced continued tightening in the period, which offset some of the price loss with the Fed rate hike in June. High-yield bonds continued to perform well, as the quest for yield continues.

The Fed’s action over the past two quarters, and the geopolitical concerns around North Korea were the main drivers of market volatility for the period.  In general, the Fed’s monetary policy remains accommodative, with another rate increase expected in Q4 2017.  The U.S. economy has shown some progress, but the recovery is still subdued by historical standards. The continual flattening of the yield curve suggests that the bond market is less optimistic about continued economic growth.

The Fund continues to do well versus the benchmark, due mainly to over-weights in lower rated investment grade and high-yield credit and duration versus the benchmark. The NAV continues to grind higher with lower rates and tighter spreads, and total net assets eclipsed the $125mm mark in early June.

II. ATTRIBUTION

The bond market and the Great Lakes Bond Fund posted positive returns over the last six months.  The Institutional Class shares of the Bond Fund were up 2.44%, 13 basis points ahead the return of the Bloomberg Barclays U.S. Aggregate Bond Index, which generated a 2.31% return over the period.  The Fund’s allocation to the high-yield sector, which had been a strong contributor to the Fund’s relative results in previous periods, continues to work well for comparative performance.  The Bloomberg Barclays U.S. Aggregate Bond Index has no high-yield representation.  Also on the positive side, the municipal bond allocation in the Fund added to outperformance.  Tax-exempt securities have continued their solid performance.  The Fund’s lower allocation to Treasury securities versus periods also helped the Fund gain in share price.

III. Outlook

As the Fed continues to suggest that higher rates are near, the Fund has maintained a slightly longer duration versus the benchmark, and has continued an overweight in credit, with an underweight in mortgages, and at times, Treasury securities.  We expect that the next rate rise will be in December, and further expect at least three more rate increases 2018.  Tax reform and geo-political events may sway that timing.

Great Lakes Bond Fund

Finally, as bond market liquidity has been challenging, it should be noted that the Fund holds some securities of the highest liquidity, namely Treasury securities and cash equivalents.  The liquidity characteristics of this segment of the Fund should remain unchanged even in the most illiquid of market environments.

Patrick M. Morrissey
Senior Portfolio Manager, Head of Fixed Income
Fund Shareholder

Past performance is not a guarantee of future results.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please see the Schedule of Investments included in this report.

Yield curve is the curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.  The flat yield curve is a yield curve in which there is little difference between short-term and long-term rates for bonds of the same credit quality. This type of yield curve is often seen during transitions between normal and inverted curves. The difference between a flat yield curve and a normal yield curve is a normal yield curve slopes upward.

An investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. Bond rating firms, such as Standard & Poor’s and Moody’s, use different designations consisting of upper- and lower-case letters ‘A’ and ‘B’ to identify a bond’s credit quality rating. ‘AAA’ and ‘AA’ (high credit quality) and ‘A’ and ‘BBB-’ (medium credit quality) are considered investment grade. Credit ratings for bonds below BBB- and Baa3 designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

Basis point (bps) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Yield to Maturity is the rate of return anticipated on a bond if it is held until the maturity date.

Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

It is not possible to invest directly in an index.

A credit spread is the difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	0.55%	2.60%	2.27%	2.27%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	0.07%	2.71%	2.06%	2.06%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.  This index can not be invested in directly.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2017(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
September 30, 2017(1)
(% of net assets)

Pittsburgh & Allegheny County, Pennsylvania Sports
& Exhibition Authority, 1.320%, 11/01/2039	4.0%
Juniper Networks, Inc., 4.500%, 03/15/2024	3.0%
Butler County, Pennsylvania General
Authority Revenue, 0.860%, 08/01/2027	2.8%
U.S. Treasury Note, 2.250%, 08/15/2027	2.4%
Discovery Communications, 4.900%, 03/11/2026	2.0%
Chesterfield County, Virginia Industrial
Development Authority, 1.300%, 08/01/2024	2.0%
Kinder Morgan, Inc., 5.300%, 12/01/2034	2.0%
Vulcan Materials Co., 7.500%, 06/15/2021	1.9%
Anheuser-Busch InBev, 3.650%, 02/01/2026	1.9%
Antero Resources Corp., 5.375%, 11/01/2021	1.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined Equity Fund

November 22, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

In the six months ended September 30th of 2017, your Great Lakes Disciplined Equity Fund returned the following:

Share Class	6 Months ended 9/30/17
Institutional Class	6.25%
S&P 500 Index Total Return	7.71%

During the six months ended September 30, 2017, U.S. equities moved solidly higher across the board despite considerable noise on the domestic and geopolitical fronts.  If we dampen the considerable and continuous noise of the news cycle, the persisting signal appears to be an effort by the Federal Reserve Board of Governors to re-normalize monetary conditions.  To wit, the Fed Funds rate is now above 1% for the first time in 13 years.  Interestingly, this has not boosted the greenback; in fact, the Dollar’s 5.6% slide during the first half of this year represents the largest 6 month decline since 2011.  The majority of economic indicators appear supportive of continued growth.

In terms of the credit cycle, we continue to see indications of the Fed’s desire to normalize policy – but do not yet see evidence of the market’s belief that conditions for growth warrant a rapid increase in rates.  So, while the Fed has edged the Fed Funds Rate higher, the 10-Year treasury yield continues to hold below the key 3% level, and consequently, the yield curve has flattened (not desirable for the banking industry).  Volatility measures and the quality premium indicate investors are sanguine about the economy’s ability to withstand more normal monetary conditions.

Despite this indication of a more normal policy, the dollar has been weaker throughout 2017.  This appears to have helped boost share prices for multinationals, and has also pushed prices higher for a broad basket of commodities.

U.S. employment continues to strengthen, albeit at a slower pace.  Average Manufacturing Hours worked has ticked higher, and average duration of unemployment has moved lower – all without a meaningful uptick in wage growth as of yet.  As one would expect, this economic backdrop has paired with a continued increase in household net worth to propel Consumer Confidence readings to elevated levels, which in turn has led to solid retail sales growth.

While U.S. manufacturing growth has grown at a fairly slow pace of late, the ISM Manufacturing Survey has pushed just over 60, which typically corresponds with very robust manufacturing growth.  Indeed, industrial production is moving higher on a global basis.  In September, equities continued to move higher driven by hope of a reformed tax structure.

In this six month period, growth indices handily outperformed their value counterparts across the capitalization spectrum.  Growth handily outperformed value in the large cap space with the Russell 1000® Growth Index returning 10.84% and its value counterpart (Russell 1000® Value Index) returning 4.50%.

Within the S&P 500®, each sector had positive returns for the six month period ending September 30, 2017 with the exception of Telecommunication Services losing 0.75%.  Technology continued its strong performance with a 13.14% gain. Health Care was the next best sector posting an 11.01% return.  Consumer Staples continued their poor relative performance with a meager 0.20% gain over the six month period.

Great Lakes Disciplined Equity Fund

II. ATTRIBUTION

The table below breaks down the contributions from sector positioning and stock selection:

	DE-GLA	S&P 500%		DE-GLA	S&P 500%		Sector	Stock	Active
Sector	Weighting	Weighting	Active	Return	Return	Added	Allocation	Selection	Contribution
Consumer Discretionary	15.84	12.23	3.61	2.54	3.21	-0.67	-0.18	-0.12	-0.30
Consumer Staples	9.89	8.98	0.92	-3.64	0.19	-3.83	-0.13	-0.45	-0.58
Energy	2.32	6.07	-3.75	12.49	0.06	12.43	0.36	0.27	0.63
Financials	12.64	14.26	-1.62	3.56	9.71	-6.15	-0.32	-0.75	-1.07
Health Care	14.30	14.24	0.06	8.65	11.01	-2.36	0.04	-0.32	-0.29
Industrials	14.95	10.17	4.78	16.93	9.15	7.78	0.13	1.10	1.23
Information Technology	22.09	22.84	-0.75	9.84	13.15	-3.31	-0.14	-0.69	-0.83
Materials	6.37	2.87	3.50	11.09	9.41	1.68	0.05	0.07	0.12
Real Estate	0.66	2.95	-2.29	-1.15	3.72	-4.87	0.06	-0.02	0.04
Telecom Services	0.00	2.19	-2.19	0.00	-0.75	0.75	0.20	0.00	0.20
Utilities	0.96	3.21	-2.25	10.15	5.15	5.00	0.07	0.05	0.12
Total	100	100					0.14	-0.86	-0.72

In total, sector positioning added 0.14% to active return:

•	Underweighting the Financials sector detracted 32 basis points (bps), as the sector outperformed the benchmark by almost 2% during this period.

•	Underweighting the Energy sector added 36bps, as the sector underperformed the S&P 500 Index by over 7%.

Stock selection within the respective sectors detracted 0.72% from active return:

•	Stock selection within the Financials sector was poor.

	o	Leucadia National (LUK) a substantial earnings miss in late July led to LUK’s price decline

•	Stock selection was best within the Industrials sector.

	o	Boeing (BA) charged higher on its late-July earnings release, and has sustained that momentum

III. Outlook

While U.S. equity markets are not inexpensive by any measure, it is also true that the economy is in a unique position of solid growth (with indications for potential increased growth ahead) and contained inflation.  While valuation will serve as a regulator, there is no reason late-cycle stock price appreciation cannot persist in the near-term.

Our LargeCap forecasts currently favor high quality companies with solid share price momentum and low Price to Earnings ratios.  We prefer mega-cap growth stocks over large-cap value.  We also remain biased against more volatile securities.  Energy Reserves, Equity REITs, and Electric Utilities are out of favor.

Jon Quigley, CFA

Great Lakes Disciplined Equity Fund

Past performance is not a guarantee of future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Definitions:

Yield curve is the curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.

Duration of unemployment represents the length of time (through the current reference week) that persons classified as unemployed had been continuously looking for work. For persons on layoff, duration of unemployment represents the number of full weeks since the end of their most recent period of employment. Thus, it is a measure of an in-progress spell of joblessness, not a completed spell. Two useful measures of the duration of unemployment are the mean and the median. Mean duration is the arithmetic average computed from single weeks of unemployment. Median duration is the midpoint of a distribution of weeks of unemployment.

Price Momentum measures the rate of the rise or fall in stock prices.  Momentum is measured by continually taking price differences for a fixed time interval.

Price to Earnings ratio is the ratio of a company’s stock price to the company’s earnings per share. The ratio is used in valuing companies.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

Great Lakes Disciplined Equity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	14.43%	9.25%	13.34%	14.09%
S&P 500 Index(2)	18.61%	10.81%	14.22%	14.92%

(1)	Inception date of the Fund was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. This index can not be invested in directly.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2017(1)
(% of net assets)

Microsoft Corp.	4.9%
UnitedHealth Group, Inc.	3.1%
PepsiCo, Inc.	3.1%
3M Co.	2.7%
Alphabet, Inc. – Class C	2.7%
Broadcom Ltd.	2.6%
Home Depot, Inc.	2.6%
Tesla, Inc.	2.5%
Lockheed Martin Corp.	2.3%
Leucadia National Corp.	2.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Disciplined International Smaller Company Fund

November 22, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

Global indices continued to surge higher during the second and third quarters of 2017, despite arguably higher political tension and an undeniable shift towards more austere monetary guidance.

From a global sector standpoint, all sectors moved higher for the sixth month period.  Technology continued its outperformance along with Materials and Processing.  Energy and Consumer Staples continued to lag the overall market but managed to post positive returns for the sixth month period.

In the six months ended September 30th of 2017, your Great Lakes Disciplined International Smaller Company Fund returned the following:

Total Returns

Share Class	6 Months ended 9/30/17
Institutional Class	8.56%
MSCI All Cap World ex-USA SMID Index	13.24%

II. ATTRIBUTION

During the past six months, investing an inflow of 11x existing assets in the second quarter cost 139 basis points (bps) in transactions costs, accounting for some of the period’s underperformance.

The portfolio’s average beta of 0.96 and a residual cash position of about 3.5% have had a negative impact on the Fund’s return, as international equities have continued to climb higher.

As we examine the characteristics of the stocks owned by the Fund, we note the portfolio’s bias toward stocks with a higher earnings yield (low Price/Earnings).  This positioning boosted the Fund’s performance during the past six months.  By contrast, the Fund’s bias against stocks with higher near term price momentum had a negative impact on performance.

In terms of sector and industry positioning, very slightly overweighting Energy and Equipment Services and Media companies combined to detract over half of the 78 bps in underperformance in active returns, while a slight underweight to Oil and Gas explorers contributed to industry performance.

In total, our positioning among countries added to active return.  Specifically, overweights to Hungary and Argentina combined with underweights to Australia and Canada had a positive impact on the Fund’s active return.  In contrast, our underweights to China and Brazil had a negative impact.

Finally, one of the Fund’s main performance boosts came from implicit currency exposure.  Principal contributors here were underweights to Japanese Yen and an overweight to the Euro.  An overweight to the South Korean Won detracted from performance.

Stocks – Stock selection was poor during this 6 month period, detracting 126bps from active return.

A substantial amount of this drawdown came from Korean stocks.  Korean positions which fared poorly included two construction companies: Hyundai Engineering and Construction and GS Engineering and Construction.  The

Great Lakes Disciplined International Smaller Company Fund

South Korean government announced new measures to cool the housing market in August, which led to these positions weakness. Swiss company Ypsomed Holding dropped sharply after announcing it would lose exclusive distribution rights for Insulet’s insulin pump outside the U.S.

Our biggest positive contributors were Japan’s Yaskawa Electric which posted an earnings beat and increased guidance for the factory automation equipment manufacturer.  Also performing well in the period was China’s IMAX Holding which posted solid earnings above expectations.

III. OUTLOOK

Looking ahead, we note that U.S., Europe ex-UK, New Zealand, and Brazil look relatively expensive, while Korea, Mexico, Turkey and Israel are trading at a discount.  Pairing these latter four with the fact that Aerospace & Defense is trading at a premium may tell us investors are acutely aware of geopolitical tensions.

The International SMidCap models are tilting strongly toward stocks with larger market cap, higher beta, and stronger price momentum.  Conversely, the models are tilting modestly against higher dividend yield, higher book-to-price, and companies with higher leverage.

Sectors in favor include Technology and Materials, while Financials and Energy remain out of favor within our models.

We have a positive outlook toward Developed Markets over Emerging Markets, with preferences in Europe: Germany, France, and Switzerland.  The Far East: Taiwan, India, China and Hong Kong is currently out of favor within our models.

The models are currently favoring a higher market cap within the investment universe over smaller cap.  Amongst higher market cap stocks, our models are favoring mid cap growth stocks, while smaller cap value stocks are out of favor.

Jon Quigley, CFA

Past performance is not a guarantee of future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. This is greater is emerging markets.  The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The small-cap companies in which the Fund invests may not have the management experience, financial resources, product diversification and competitive strengths of large cap companies. Small-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Great Lakes Disciplined International Smaller Company Fund

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Diversification does not assure a profit nor protect against loss in a declining market.

Definitions:

Beta measures the sensitivity of rates of return on a fund to general market movements.

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Price Momentum measures the rate of the rise or fall in stock prices.  Momentum is measured by continually taking price differences for a fixed time interval.

Price to Earnings ratio is the ratio of a company’s stock price to the company’s earnings per share. The ratio is used in valuing companies.

Dividend yield is a ratio that indicates how much a company pays out in dividends each year relative to its share price. Dividend yield is represented as a percentage and can be calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.

Book-to-price is a ratio used to compare a stock’s book value to its market value. It is calculated by dividing the latest quarter’s book value per share by the current closing price of the stock.  This inverse calculation to price-to-book ratio is used to more accurately capture the ratio and to account for any negative numbers in book value.

The MSCI All Cap World ex-USA SMID Cap Index (MSCI) captures mid and small cap representation across 22 of 23 Developed Market (DM) countries. The index is unmanaged and cannot be invested in directly. P/E data excludes non-earning stocks. Price/Earnings Ratio: the Price to Earnings Ratio (P/E) is a measure of value for a company. It is equal to the price of a share of common stock divided by the earnings per share for a twelve-month period. Average Market Capitalization: the product of a security’s price & the number of shares outstanding.

It is not possible to invest directly in an index.

Great Lakes Disciplined International Smaller Company Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2017

	1-Year	Since Inception(1)
Institutional Class	20.00%	12.04%
MSCI All Cap World ex-USA SMID Index(2)	18.70%	15.72%

(1)	Inception date of the Fund was December 21, 2015.
(2)
MSCI All Cap World ex-USA SMID Index The MSCI ACWI ex-USA SMID Cap Index captures mid and small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Markets countries.  This index can not be invested in directly.

Great Lakes Disciplined International Smaller Company Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2017(1)
(% of net assets)

YASKAWA Electric Corp.	2.0%
Alstom SA	2.0%
IMAX China Holding, Inc.	1.8%
Linamar Corp.	1.7%
Rohm Co., Ltd.	1.7%
MOL Hungarian Oil & Gas plc	1.7%
Millicom International Cellular SA	1.6%
Braskem SA	1.6%
Momo, Inc. – ADR	1.6%
Britvic plc	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

November 22, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

Rising corporate profits based on now-global economic progress, and accommodative central banks monetary policies coupled with low interest rates and inflation supported another equity market (S&P 500) advance, this time of 7.7%.  A value style indicator, the Russell 1000 Value Index, trailed the equity market with a 4.5% return.

Total Returns

Share Class	6 Months ended 9/30/17
Institutional Class	7.69%
Russell 1000 Value Index	4.50%

II. ATTRIBUTION

Investor preference shifted during the period, especially in the July-September quarter, toward areas more sensitive to the economic pace as the long period of global growth continued.  Areas with important representation in the global economy paced results, including most industrial diversified manufacturers and services companies, financials, energy producers and processors, and information technology providers.  Health Care, in a reversal from the April 2016-March 2017 period, also led the strategy.

Five positions in four broad areas declined over 5% including oil services holdings, and both General Electric and Harley Davidson due to current sluggish demand and sales.

In contrast, fifteen positions in six broad areas rose over 10% to lead results.  These holdings included five in healthcare (pharmaceuticals-biotechnology, medical products, health insurance) and four financials (universal bank Citigroup, card leader American Express, wealth manager Ameriprise and diversified insurer Berkshire Hathaway).

III. OUTLOOK

The global economic expansion now moves through its ninth year, supporting corporate profit growth.  Central banks now intend to begin a slow normalization of monetary policy, including Federal Reserve Board increases in the overnight lending rate through 2018.  After this prolonged period of low global interest rates, effect of a change in central bank policies on economies and investment markets is unknown.

Valuation of equities by historical standards is still less attractive than earlier in the decade as stock prices have risen more than corporate profits through the recovery.  Similarly, interest rates remain low by historical standards, and equity market volatility has been subdued.  We intend to continue our value approach, emphasizing rising or high earning power, supportive valuation and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

Great Lakes Large Cap Value Fund

Definitions:

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

 It is not possible to invest directly in an index.

Past performance does not guarantee future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Great Lakes Large Cap Value Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
Institutional Class	20.17%	10.59%	14.00%	13.98%
Russell 1000 Value Index(2)	15.12%	8.53%	13.20%	13.19%

(1)	Inception date of the Fund was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  This index can not be invested in directly.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2017(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2017(1)
(% of net assets)

Prudential Financial, Inc.	3.7%
National Oilwell Varco, Inc.	3.3%
Bank of America Corp.	3.2%
ConocoPhillips	3.2%
Emerson Electric Co.	3.1%
UnitedHealth Group, Inc.	3.0%
Citigroup, Inc.	3.0%
Target Corp.	3.0%
CVS Health Corp.	3.0%
Schlumberger Ltd.	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

November 22, 2017

Dear Shareholders:

I. INVESTMENT RESULTS

The Russell 2000 Index gained 5.7% in the third quarter of 2017, and is up 8.3% for the six months ended September 30, 2017.  The broader market, represented by the S&P 500, gained 4.5% and closed at an all-time high; it is now up 14.2% year to date.

Global equity markets were led in the third quarter by Brazil (+22%), Russia (+16%), and Italy (+12%). Most European markets have gained more than 25% thus far in 2017, as have China and Brazil. In fact, most global equity indices gained ground in the quarter, and also remain at or near all-time high levels.

Oil prices jumped almost 10% in the quarter, leading to an almost 7% gain in the Energy sector.  Natural gas prices, however, declined. The yield on 10-year U.S. Treasury Notes was 2.33%, up only slightly from the end of the second quarter, but well off its early September lows of 2.04%.  The U.S. dollar weakened about 5% against the Euro and is now off more than 12% in 2017.

For the six month period ended September 30, 2017, the Great Lakes Small Cap Opportunity Fund, Investor Class returned +0.87% compared to the six month return of +8.27% for the Russell 2000 Index, underperforming the benchmark by 740 basis points.

Total Returns

Share Class	6 Months ended 9/30/17
Investor Class	0.87%
Institutional Class	1.03%
Russell 2000 Index	8.27%

II. ATTRIBUTION

Performance over the past six months ended September 30, 2017 has been disappointing.  We underperformed in four of the six major sectors including, Industrial, Health Care, Technology, and Financial.  On the positive side of the ledger, solid results in the Consumer Discretionary sector and strong contribution from our investment in Intrepid Potash provided some counterweight.

•
The Industrial sector was our worst performing sector on a relative basis, underperforming by 360 basis points.  Flowserve (FLS) and Thermon (THR) stock prices declined double digits for the period as they continue to face headwinds in the energy industry as their customers defer spending.  We believe this is cyclical, and both companies are well positioned to benefit from the increased energy infrastructure build out over the long-term.  The industrial distribution industry was weighed down by W.W. Granger’s announcement of a drastic re-pricing strategy to combat Amazon. Wesco International (WCC) stock sold off 16% in sympathy. We believe this sell-off was overblown as WCC has a differentiated business model. We took advantage of the price decline and added our position in the company.  We had an investment mistake in the quarter.  Babcock & Wilcox (BW) shocked investors in August with news that, despite assurances earlier in the year, they were still struggling with cost overruns at six new build renewable projects in Europe. The $115 million charge taken in Q2 required BW to obtain short-term financing on rather onerous terms, which pushed the stock to new lows. We were extremely disappointed with management’s inability to manage this situation, as they had assured us that the issues were “contained” just 4 months earlier.  Therefore, we sold out of the position.  This mistake cost us about 160 basis points of relative performance for the period.

Great Lakes Small Cap Opportunity Fund

•
The Healthcare sector continues to be driven by small cap biotechnology and pharmaceutical shares, which together accounted for more than 65% of the sector’s 17.5% return in the period.  These two sectors represent more than 8% of the Russell 2000 and more than one-half of the Healthcare sector; the biotechnology industry alone has leapt more than 50% thus far in 2017.  The vast majority of these businesses do not generate profits so they are outside of our investment opportunity set due to our strict free cash flow focus.  Our lack of exposure to these industries has cost us more than 150 basis points of relative performance for the period.  Memories are short in the space, as last year this same lack of exposure benefitted our investment results by more than 300 basis points, as both declined by about 20% in a market that gained more than 20%.

•
Our overweight position in small cap insurance companies hurt our results in the Financial sector. Investors sold shares in Aspen Insurance (AHL) and Validus Holdings (VR), both of which participate in the catastrophe reinsurance market. We adjusted our forecasts to reflect their expected losses from hurricanes Harvey, Irma, and Maria, and believe the impact, while meaningful, does not significantly impinge upon the long-term value of the businesses. This exposure cost us about 170 basis points of relative value for the period.

•
Our Technology sector holdings were essentially flat versus the benchmark of +9.0%, lagging the benchmark by 170 basis points,  One of our largest positions, Avnet, a wholesale distributor of semiconductors, declined 13% due to weaker than expected fiscal 2018 financial guidance. Avnet expects no earnings growth in FY 2018 due to a confluence of issues including customer losses, an implementation of a new ERP system in North America, and restructuring efforts. We believe many of these issues facing the company are temporary and fixable, and the long-term outlook for the company remains bright.

•
Specialty retailer Urban Outfitters (URBN) reported solid results in an environment dominated by fears of Amazon’s effect on consumer shopping patterns.  URBN stock gained 31% so far in 2017, far outpacing the index’s 4% return for the period.  We continue to monitor the changing landscape closely, but remain confident that URBN is executing on winning strategies.  Additionally, La Quinta Holdings (LQ) stock was up 30% as the company delivered solid earnings results.  But more importantly, management announced a split of the company into a REIT and an asset light brand company, which should expose value.

•
Intrepid Potash (IPI) stock was up 153% for the period, adding 160 bps of performance for the Fund.  Management has executed well on its asset transformation, and they are in the process to monetize its water asset to the energy markets, which would create a significant long term, stable source of revenues and profits for the company.

III. OUTLOOK

Equity markets sailed through the third quarter seemingly unfazed by the words and actions of “Little Rocket Man,” the “Dotard,” or Mother Nature. Perhaps Janet Yellen’s voice trumps them all, as the Federal Reserve’s clear signaling of future monetary policy, bolstered by several indicators suggesting economic activity is picking up, was well received by investors around the globe.

It is more than a little disconcerting when two world leaders in possession of nuclear weapons threaten to settle a juvenile name-calling spat by obliterating each other’s existence. Perhaps equity prices should not move materially in such an event, as the likelihood of either of these reckless men taking such action is (we sure hope!) quite remote. However, how do we explain the apathetic response of the “fear gauge,” or VIX, which supposedly measures short-term expected equity market volatility? The index briefly touched 15, which we consider to be its long-term average, before dropping back below 10 by month end. It seems clear to us that equity investors have placed enormous faith in the Federal Reserve’s ability to reduce volatility and “manage” asset prices with monetary policy in almost any circumstance.

Great Lakes Small Cap Opportunity Fund

Hurricanes Harvey, Irma, and Maria wrought extensive damage in southeast Texas, Florida, and Puerto Rico, respectively. Estimates of damages run in the hundreds of billions, while insured losses could reach $200 billion. The storms left large swaths of human suffering in their wake, and it will take many years for those affected to rebuild.  The storms will distort some economic indicators in the short run, and we may likewise see short term surges in other areas (autos, transportation, construction activity) as recovery continues.

The Trump Administration has thus far failed to bring any meaningful legislative changes to bear in the United States. Having failed several times at repealing and replacing the Affordable Care Act, they now move on to the subject of taxes. The administration’s proposals at this time remain somewhat vague, but their stated objectives are to reduce the corporate tax burden, close loopholes, and provide tax relief to American taxpayers. These are all noble objectives, but early indications suggest that their cost ($2-5 trillion depending on the source) may simply be unsustainable in a country already carrying more than $20 trillion in debt. We will watch these developments closely, as “winners” and “losers” in this battle will see the value of their businesses affected.

As mentioned, economic activity in the U.S. does appear to have picked up as summer came to a close. The notable exception, however, is wage growth, which continues to be stuck near 2% per year. The unemployment rate hovers between 4-5%, which suggests wages should be improving, and small businesses in particular appear to be having a hard time filling skilled positions. Construction costs may face pressure as hurricane-stricken areas begin the arduous process of rebuilding. Interest rates have ticked back up, and the Fed has made it clear that there is likely one more rate increase coming in December, and that they will begin to slowly peel off some of the $4 trillion in fixed income securities they have purchased since the great recession.

With signs of economic activity perking up, investors seem to have taken renewed interest recently in “value” strategies. Nonetheless, thus far in 2017 “growth” strategies across all market capitalization ranges have outperformed their “value” counterparts by more than 1200 basis points (twelve percentage points). We have lamented the fact that investors have been reaching for returns, increasingly buying into “stories” of high revenue growth regardless of the likelihood that such stories will ever result in returns on investment that exceed the cost of capital, or ultimately provide a cash return to owners of the business.  A shift back to a focus on buying good businesses at a fair price would certainly benefit our portfolios, and provide the cornerstone for solid long-term investment returns for our clients.

Thanks you for your trust and patience,

Gary Lenhoff, CFA	Ben Kim, CFA, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder	Fund Shareholder

Past performance does not guarantee future results.

Definitions:

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

It is not possible to invest directly in an index.

Great Lakes Small Cap Opportunity Fund

Basis point (bp) is a unit equal to 1/100th of 1% and is used to denote the change in a financial instrument.

Free cash flow (FCF) is a measure of a company’s financial performance, calculated as operating cash flow minus capital expenditures.  FCF is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of September 30, 2017

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	11.57%	6.26%	11.95%	15.42%
Institutional Class	11.89%	6.56%	12.23%	15.73%
Russell 2000 Index(2)	20.74%	12.18%	13.79%	15.84%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.  This index can not be invested in directly.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
September 30, 2017(1)(2)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
September 30, 2017(1)
(% of net assets)

Gildan Activewear, Inc.	4.8%
WESCO International, Inc.	4.3%
SS&C Technologies Holdings, Inc.	4.1%
Horace Mann Educators Corp.	4.0%
Investors Bancorp, Inc.	3.9%
Ubiquiti Networks, Inc.	3.2%
Actuant Corp. – Class A	3.1%
ViaSat, Inc.	3.0%
Thermon Group Holdings, Inc.	3.0%
Avnet, Inc.	3.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Excludes securities lending collateral.

Great Lakes Funds

Expense Examples (Unaudited)
September 30, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees (Investor Class only), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 – September 30, 2017).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2017)	Value (9/30/2017)	(4/1/2017 to 9/30/2017)
Institutional Class Actual(2)	$1,000.00	$1,024.40	$3.30
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2017 of 2.44%.

Great Lakes Disciplined Equity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (4/1/2017)	Value (9/30/2017)	(4/1/2017 to 9/30/2017)
Institutional Class Actual(4)	$1,000.00	$1,062.50	$4.39
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended September 30, 2017 of 6.25%.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
September 30, 2017

Great Lakes Disciplined International Smaller Company Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (4/1/2017)	Value (9/30/2017)	(4/1/2017 to 9/30/2017)
Institutional Class Actual(2)	$1,000.00	$1,085.60	$7.58
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended September 30, 2017 of 8.56%.

Great Lakes Large Cap Value Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (4/1/2017)	Value (9/30/2017)	(4/1/2017 to 9/30/2017)
Institutional Class Actual(4)	$1,000.00	$1,076.90	$4.43
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.85%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended September 30, 2017 of 7.69%.

Great Lakes Small Cap Opportunity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (4/1/2017)	Value (9/30/2017)	(4/1/2017 to 9/30/2017)

Investor Class Actual(6)	$1,000.00	$1,008.70	$5.54
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Institutional Class Actual(6)	$1,000.00	$1,010.30	$4.28
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended September 30, 2017 of 0.87% and 1.03% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments (Unaudited)
September 30, 2017

Description	Par	Value

CORPORATE BONDS – 62.4%

Consumer Discretionary – 5.8%
Brunswick Corp.
7.375%, 09/01/2023	$150,000	$174,725
Discovery Communications
4.900%, 03/11/2026	2,339,000	2,501,332
Lamar Media Corp.
5.000%, 05/01/2023	400,000	416,500
Lear Corp.
5.375%, 03/15/2024	746,000	795,075
Lennar Corp.
4.750%, 05/30/2025	591,000	619,811
Pulte Group, Inc.
6.375%, 05/15/2033	750,000	817,500
Service Corp. International
7.500%, 04/01/2027	1,000,000	1,202,500
Walt Disney Co.
3.150%, 09/17/2025	693,000	707,276
		7,234,719

Consumer Staples – 5.3%
Anheuser-Busch InBev
3.650%, 02/01/2026	2,250,000	2,331,718
Diageo Capital plc
2.625%, 04/29/2023	2,000,000	2,023,321
HJ Heinz Co.
6.375%, 07/15/2028	511,000	615,161
PepsiCo, Inc.
2.750%, 04/30/2025	1,000,000	1,001,637
TreeHouse Foods, Inc.
4.875%, 03/15/2022	631,000	655,451
		6,627,288

Energy – 10.2%
Antero Resources Corp.
5.375%, 11/01/2021	2,093,000	2,155,790
ConocoPhillips Co.
1.050%, 12/15/2017	2,046,000	2,044,547
Devon Energy Corp.
5.850%, 12/15/2025	1,616,000	1,865,942
Kinder Morgan, Inc.
5.300%, 12/01/2034	2,344,000	2,454,016

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

CORPORATE BONDS – 62.4% (Continued)

Energy – 10.2% (Continued)
Schlumberger Investment
2.400%, 08/01/2022 (a)	$1,596,000	$1,595,059
Sinopec Group Overseas Development 2015
2.500%, 04/28/2020 (a)	650,000	651,920
Valero Energy Partners
4.375%, 12/15/2026	2,007,000	2,074,990
		12,842,264

Financials – 18.7%
Affiliated Managers Group
3.500%, 08/01/2025	295,000	297,765
Ally Financial, Inc.
5.125%, 09/30/2024	1,135,000	1,232,043
American Express Co.
1.550%, 05/22/2018	400,000	400,009
Bank of America Corp.
4.000%, 04/01/2024	1,000,000	1,057,360
Bank of Tokyo Mitsubishi
1.650%, 02/26/2018 (a)	100,000	100,028
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	696,000	799,284
Citigroup, Inc.
4.500%, 01/14/2022	1,030,000	1,109,102
Corporate Office Properties LP
3.700%, 06/15/2021	582,000	597,239
Daimler Finance North America, LLC
1.650%, 03/02/2018 (a)	250,000	250,102
Fifth Third Bank
1.450%, 02/28/2018	450,000	449,816
Ford Motor Credit Co., LLC
5.750%, 02/01/2021	1,000,000	1,097,423
3.810%, 01/09/2024	1,000,000	1,021,240
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	1,593,000	1,751,327
5.750%, 01/24/2022	1,070,000	1,199,952
Huntington National Bank
2.200%, 04/01/2019	360,000	361,021
JPMorgan Chase & Co.
2.250%, 01/23/2020	1,231,000	1,238,028

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

CORPORATE BONDS – 62.4% (Continued)

Financials – 18.7% (Continued)
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	$250,000	$250,646
Manufacturers & Traders Trust Co.
1.956% (3 Month LIBOR USD + 0.640%), 12/01/2021^	1,948,000	1,932,792
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	203,396
Mitsubishi UFJ Trust & Bank
1.600%, 10/16/2017 (a)	250,000	250,019
Morgan Stanley
5.500%, 07/24/2020	750,000	815,266
New York Life Global Funding
2.150%, 06/18/2019 (a)	200,000	200,795
Nippon Life Insurance Co.
5.100% (5 Year Mid Swap Rate USD + 3.650%), 10/16/2044^ (a)	250,000	268,438
Reliance Standard Life II
2.375%, 05/04/2020 (a)	520,000	518,607
State Street Corp.
2.550%, 08/18/2020	655,000	666,629
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	605,000	611,733
Symetra Financial Corp.
4.250%, 07/15/2024	640,000	651,574
Synovus Financial Corp.
7.875%, 02/15/2019	1,000,000	1,076,250
UBS
2.375%, 08/14/2019	775,000	781,767
Wells Fargo & Co.
4.125%, 08/15/2023	1,000,000	1,059,461
2.541% (3 Month LIBOR USD + 1.230%), 10/31/2023^	1,177,000	1,204,894
		23,454,006

Health Care – 5.1%
AbbVie, Inc.
3.600%, 05/14/2025	1,500,000	1,557,676
Aetna, Inc.
2.750%, 11/15/2022	1,000,000	1,009,270
Agilent Technologies, Inc.
3.200%, 10/01/2022	1,000,000	1,011,257
Biogen, Inc.
4.050%, 09/15/2025	1,500,000	1,603,138

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

CORPORATE BONDS – 62.4% (Continued)

Health Care – 5.1% (Continued)
Eli Lilly & Co.
2.750%, 06/01/2025	$665,000	$664,397
Tenet Healthcare Corp.
4.750%, 06/01/2020	500,000	518,850
		6,364,588

Industrials – 5.7%
Eaton Corp.
4.000%, 11/02/2032	762,000	791,100
Icahn Enterprises LP
6.000%, 08/01/2020	699,000	721,770
Owens Corning
3.400%, 08/15/2026	1,409,000	1,392,028
Rolls-Royce plc
2.375%, 10/14/2020 (a)	1,342,000	1,341,385
Stanley Black & Decker, Inc.
3.400%, 12/01/2021	1,000,000	1,040,589
US Airways Group, Inc.
6.125%, 06/01/2018	1,853,000	1,902,660
		7,189,532

Information Technology – 3.9%
Amkor Technology, Inc.
6.375%, 10/01/2022	876,000	908,237
Hewlett Packard Enterprise Co.
2.850%, 10/05/2018	335,000	338,432
Juniper Networks, Inc.
4.500%, 03/15/2024	3,500,000	3,725,972
		4,972,641

Materials – 3.4%
Ball Corp.
5.000%, 03/15/2022	800,000	869,000
Dow Chemical Co.
3.000%, 11/15/2022	1,000,000	1,019,618
Vulcan Materials Co.
7.500%, 06/15/2021	2,010,000	2,351,630
		4,240,248

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

CORPORATE BONDS – 62.4% (Continued)

Telecommunication Services – 1.9%
CCO Holdings LLC
5.750%, 01/15/2024	$500,000	$520,625
Indiana Bell Telephone Co., Inc.
7.300%, 08/15/2026	500,000	617,890
Michigan Bell Telephone Co.
7.850%, 01/15/2022	1,070,000	1,279,160
		2,417,675

Utilities – 2.4%
American Electric Power Co., Inc.
2.950%, 12/15/2022	1,045,000	1,061,877
Pacific Gas & Electric Co.
3.250%, 06/15/2023	917,000	949,393
Public Service Enterprise Group Power LLC
3.000%, 06/15/2021	1,000,000	1,019,158
		3,030,428

Total Corporate Bonds
(Cost $77,465,426)		78,373,389

MUNICIPAL BONDS – 22.0%
Butler County, Pennsylvania General Authority Revenue
0.980%, 08/01/2027 – AGM Insured (b)	3,500,000	3,500,000
Chesterfield County, Virginia Industrial Development Authority
1.320%, 08/01/2024 (b)	2,500,000	2,500,000
Chicago, Illinois Board of Education
Series B
5.000%, 12/01/2018 – AMBAC Insured	400,000	407,484
Chicago, Illinois O’Hare International Airport Revenue
Series C
5.000%, 01/01/2033	1,225,000	1,426,047
Chicago, Illinois Wastewater Transmission Revenue
5.180%, 01/01/2027	1,015,000	1,092,312
Cook County, Illinois
Series B
4.940%, 11/15/2023 – BAM Insured	500,000	540,850
Cook County, Illinois School District #170
Series D
5.000%, 12/01/2025 – AGM Insured	785,000	906,471

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

MUNICIPAL BONDS – 22.0% (Continued)
Dayton, Ohio Airport Revenue
4.000%, 12/01/2017 – AGM Insured	$725,000	$728,154
Fort Bend County, Texas Municipal Utility District #25
4.000%, 10/01/2025 – BAM Insured	250,000	271,915
Harris County, Texas Municipal Utility District #165
5.000%, 03/01/2030 – BAM Insured	335,000	382,084
Horatio, Arkansas School District #55
4.750%, 08/01/2024	150,000	150,064
Illinois Sports Facilities Authority
5.000%, 06/15/2022	190,000	204,890
Johnson City, Tennessee Health & Educational Facilities
Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025 – NATL Insured	160,000	167,186
Kankakee, Illinois
4.000%, 01/01/2025	250,000	264,490
Kankakee, Illinois Sewer Revenue
4.000%, 05/01/2027 – AGM Insured	350,000	377,748
Macon & DeWitt Counties Illinois Community United School District #2
4.500%, 10/01/2020 – AGM Insured	545,000	586,387
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	257,590
Marshall, Michigan Public School District
4.000%, 11/01/2027 – QSBLF Insured	260,000	283,390
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025 – FHLMC, FNMA, GNMA Insured	200,000	206,124
New Haven, Michigan Community School District
5.000%, 05/01/2026 – QSBLF Insured	1,000,000	1,200,430
New Jersey Transportation Trust Fund Authority
Series D
5.000%, 12/15/2023	1,090,000	1,231,536
4.000%, 06/15/2024	1,000,000	1,072,180
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034 – FHLMC, FNMA, GNMA Insured	500,000	526,085
Niagara, New York Frontier Transportation Authority
Series A
5.000%, 04/01/2023	250,000	288,420

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

MUNICIPAL BONDS – 22.0% (Continued)
Oak Creek, Wisconsin
Series A
4.000%, 06/01/2026	$300,000	$338,325
Ohio Housing Finance Agency
Series 1
2.650%, 11/01/2041	830,000	816,413
Ohio State Water Development Authority
Series C
4.000%, 06/01/2033 – GTY (b)	165,000	75,087
Pittsburgh & Allegheny County, Pennsylvania Sports & Exhibition Authority
Series B
1.300%, 11/01/2039 – AGM Insured (b)	5,000,000	5,000,000
Puerto Rico Public Finance Corp.
6.000%, 08/01/2026 – AGC Insured	1,025,000	1,299,198
Texas Public Finance Authority
3.500%, 10/01/2024	500,000	530,330
3.521%, 10/01/2029	1,000,000	1,037,000
Total Municipal Bonds
(Cost $27,398,929)		27,668,190

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.4%
Bank of America Commercial Mortgage Trust
Series 2008-1, Class AM
6552%, 02/10/2051 (c)	250,000	251,746
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	534,831
Commercial Mortgage Trust
Series 2014-UBS5, Class A4
3.838%, 09/12/2047	750,000	791,226
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	51,362	52,590
Greenpoint Mortgage
Series 2003-1, Class A1
3.758%, 10/25/2033 (c)	237,159	236,722
GS Mortgage Securities Trust
Series 2011-GC5, Class A4
3.707%, 08/10/2044	569,000	596,036
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	535,165

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.4% (Continued)
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2, Class A4
3.144%, 06/15/2049	$500,000	$504,853
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.306%, 04/17/2048	500,000	511,909
Series 2015-C25, Class A4
3.372%, 10/15/2048	750,000	771,489
Morgan Stanley Capital I Trust
Series 2016-UB11, Class A4
2.782%, 08/15/2049	1,000,000	980,634
Morgan Stanley Mortgage Trust
Series 35
1.861% (1 Month LIBOR USD + 0.630%), 05/20/2021^	3,603	3,611
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	23,179	23,198
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.475%, 08/15/2039 (c)	21,632	21,833
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/10/2049	500,000	513,631
Wells Fargo Commercial Mortgage Trust
Series 2016-LC25, Class A4
3.640%, 11/15/2026	1,000,000	1,043,217
Series 2016-C35, Class A4
2.931%, 07/15/2048	1,000,000	990,583
Series 2016-NXS6, Class A4
2.918%, 11/18/2049	1,000,000	987,844
Total Commercial Mortgage-Backed Securities
(Cost $9,410,527)		9,351,118

U.S. TREASURY SECURITIES – 3.7%

U.S. Treasury Notes
2.250%, 02/15/2027	1,700,000	1,690,006
2.250%, 08/15/2027	3,000,000	2,980,019
Total U.S. Treasury Securities
(Cost $4,722,512)		4,670,025

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Par/Shares	Value

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES – 2.4%
Federal Home Loan Mortgage Association
Series 293, Class IO
4.000%, 11/15/2032, #S50007 (d)	$974,283	$172,012
Federal Home Loan Mortgage Corporation Pool
2.500%, 08/01/2032, #C91531	183,404	183,185
3.000%, 10/01/2032, #D99625	133,401	136,805
4.000%, 10/01/2040, #G06061	245,584	260,964
4.000%, 08/01/2042, #Q10153	272,807	289,459
Federal National Mortgage Association Pool
4.066%, 07/01/2020, #465491	275,907	289,934
5.170%, 06/01/2028, #468516	229,162	256,190
4.500%, 06/01/2034, #MA1976	244,515	264,935
4.500%, 04/01/2039, #930922	224,954	244,054
4.000%, 03/01/2045, #AY6502	347,000	365,613
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	325,152	339,023
Series 2013-144, Class UI
4.500%, 10/16/2028 (d)	714,905	62,221
Series 2011-27, Class B
3.000%, 09/16/2034	32,873	32,873
Series 2012-109, Class AB
1.388%, 09/16/2044	49,811	48,775
Total U.S. Government Agency Mortgage-Backed Securities
(Cost $2,961,365)		2,946,043

INVESTMENT COMPANY – 0.9%
Nuveen Quality Municipal Income Fund
Total Investment Company
(Cost $1,044,272)	75,740	1,074,751

EXCHANGE TRADED FUND – 0.2%
iShares MBS Bond Fund
Total Exchange Traded Fund
(Cost $250,417)	2,300	246,330

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

MONEY MARKET FUND – 0.8%
First American Government Obligations – Class Z, 0.89% (e)
Total Money Market Fund
(Cost $1,029,577)	1,029,577	$1,029,577
Total Investments – 99.8%
(Cost $124,283,025)		125,359,423
Other Assets and Liabilities, Net – 0.2%		277,153
Total Net Assets – 100.0%		$125,636,576

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities are deemed to be liquid by the Adviser.  As of September 30, 2017, the value of these investments were $6,429,679, or 5.1% of total net assets.

^	Variable rate security. The rate shown is the rate in effect as of September 30, 2017.
(b)	Adjustable rate security. The rate is determined by a Remarketing Agreement.
(c)	Variable rate security. The coupon is based on an underlying pool of loans.
(d)	Interest only security.
(e)	The rate shown is the annualized seven day effective yield as of September 30, 2017.
AGC – Assured Guaranty Corporation
AGM – Assured Guaranty
AMBAC – American Municipal Bond Assurance Corporation
BAM – Build America Mutual Assurance Company
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
GTY – Guaranty Agreement
NATL – National Public Finance Guarantee Corporation
QSBLF – School Bond Qualification Program

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited)
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 99.1%

Consumer Discretionary – 13.9%
Amazon.com, Inc.*	900	$865,215
Dollar General Corp.	2,000	162,100
General Motors Co.	3,800	153,444
Home Depot, Inc.	7,100	1,161,276
Las Vegas Sands Corp.	2,800	179,648
McDonald’s Corp.	2,300	360,364
Netflix, Inc.*	1,000	181,350
Norwegian Cruise Line Holdings Ltd.*	9,000	486,450
O’Reilly Automotive, Inc.*	900	193,833
Tesla, Inc.*	3,300	1,125,630
TJX Companies, Inc.	13,600	1,002,728
VF Corp.	2,600	165,282
Yum! Brands, Inc.	2,200	161,942
		6,199,262

Consumer Staples – 10.8%
Coca-Cola Co.	6,200	279,062
Colgate-Palmolive Co.	3,500	254,975
Kimberly-Clark Corp.	4,100	482,488
Kroger Co.	15,600	312,936
PepsiCo, Inc.	12,300	1,370,589
Procter & Gamble Co.	8,700	791,526
Sysco Corp.	13,800	744,510
Wal-Mart Stores, Inc.	7,300	570,422
		4,806,508

Energy – 3.2%
Chevron Corp.	4,700	552,250
Phillips 66	9,500	870,295
		1,422,545

Financials – 12.6%
American International Group, Inc.	2,400	147,336
Aon plc	2,100	306,810
Berkshire Hathaway, Inc. – Class B*	2,600	476,632
BlackRock, Inc.	2,000	894,180
Chubb Ltd.	1,000	142,550
Franklin Resources, Inc.	8,000	356,080
Invesco Ltd.	7,900	276,816
Leucadia National Corp.	39,800	1,004,950
MetLife, Inc.	10,200	529,890

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 99.1% (Continued)

Financials – 12.6% (Continued)
State Street Corp.	3,600	$343,944
Torchmark Corp.	8,700	696,783
Travelers Companies, Inc.	3,600	441,072
		5,617,043

Health Care – 12.4%
Aetna, Inc.	1,400	222,614
Alexion Pharmaceuticals, Inc.*	1,100	154,319
Amgen, Inc.	900	167,805
Biogen, Inc.*	500	156,560
Bristol-Myers Squibb Co.	10,600	675,644
Cigna Corp.	3,100	579,514
Edwards Lifesciences Corp.*	3,900	426,309
Eli Lilly & Co.	2,500	213,850
Humana, Inc.	1,500	365,445
Johnson & Johnson	7,300	949,073
Stryker Corp.	1,800	255,636
UnitedHealth Group, Inc.	7,100	1,390,535
		5,557,304

Industrials – 15.9%
3M Co.	5,800	1,217,420
American Airlines Group, Inc.	9,100	432,159
Boeing Co.	2,700	686,367
Delta Air Lines, Inc.	8,700	419,514
Illinois Tool Works, Inc.	1,100	162,756
Ingersoll-Rand Co. plc	9,700	864,949
Lockheed Martin Corp.	3,300	1,023,957
Masco Corp.	14,400	561,744
Norfolk Southern Corp.	1,200	158,688
Raytheon Co.	4,400	820,952
Rockwell Collins, Inc.	2,500	326,775
Union Pacific Corp.	3,600	417,492
		7,092,773

Information Technology – 24.6%
Accenture plc – Class A	1,200	162,084
Alphabet, Inc. – Class A*	900	876,348
Alphabet, Inc. – Class C*	1,250	1,198,888
Apple, Inc.	6,200	955,544
Broadcom Ltd.	4,800	1,164,192

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 99.1% (Continued)

Information Technology – 24.6% (Continued)
DXC Technology Co.	3,300	$283,404
Facebook, Inc. – Class A*	4,400	751,828
Fiserv, Inc.*	2,150	277,264
Global Payments, Inc.	5,900	560,677
Intel Corp.	19,393	738,485
International Business Machines Corp.	3,400	493,272
Microsoft Corp.	29,522	2,199,094
NVIDIA Corp.	3,200	572,064
Palo Alto Networks, Inc.*	4,200	605,220
salesforce.com, inc.*	1,700	158,814
		10,997,178

Materials – 3.7%
Air Products & Chemicals, Inc.	4,400	665,368
Eastman Chemical Co.	7,000	633,430
Ecolab, Inc.	1,200	154,332
Nucor Corp.	3,400	190,536
		1,643,666

Real Estate – 1.4%
UDR, Inc. – REIT	17,100	650,313

Utilities – 0.6%
DTE Energy Co.	2,500	268,400

Total Common Stocks
(Cost $40,259,624)		44,254,992

CONTINGENT VALUE RIGHTS – 0.0%
Safeway Casa Ley* (a)	12,910	13,102
Safeway PDC, LLC* (a)	12,910	630
Total Contingent Value Rights
(Cost $0)		13,732

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

MONEY MARKET FUND – 0.9%
First American Government Obligations Fund – Class Z, 0.89%^
Total Money Market Fund
(Cost $410,804)	410,804	$410,804
Total Investments – 100.0%
(Cost $40,670,428)		44,679,528
Other Assets and Liabilities, Net – (0.0)%		(8,372)
Total Net Assets – 100.0%		$44,671,156

*	Non-income producing security.
(a)	Security considered illiquid and is categorized in Level 3 of the fair value hierarchy. See Notes 2 and 3 in the Notes to Financial Statements.
^	The rate shown is the annualized seven day effective yield as of September 30, 2017.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited)
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 96.8%

Argentina – 1.5%
Adecoagro SA*	38,445	$415,206

Australia – 2.8%
BWP Trust – REIT	101,346	234,811
GPT Group	46,391	180,771
Investa Office Fund – REIT	107,494	379,999
		795,581

Austria – 2.5%
Mayr-Melnhof Karton AG	1,995	286,247
Oesterreichische Post AG	8,924	411,962
		698,209

Belgium – 3.4%
bpost SA	10,256	305,021
CFE	2,834	422,535
Telenet Group Holding NV*	3,563	235,845
		963,401

Brazil – 2.7%
Braskem SA	34,006	454,823
Companhia Energetica de Minas Gerais	116,202	293,518
		748,341

Canada – 6.2%
Artis – REIT	8,751	92,717
Genworth MI Canada, Inc.	13,935	413,555
Linamar Corp.	7,908	482,561
New Flyer Industries, Inc.	6,900	284,848
Norbord, Inc.	3,820	145,452
Quebecor, Inc. – Class B	8,650	325,064
		1,744,197

China – 6.4%
IMAX China Holding, Inc.*	167,563	506,254
Momo, Inc. – ADR*	14,359	450,011
New Oriental Education & Technology Group, Inc. – ADR	1,476	130,272
Yantai Changyu Pioneer Wine Co., Ltd. – Class B	120,647	302,880
Zhongsheng Group Holdings, Ltd.	186,818	405,809
		1,795,226

Denmark – 1.0%
William Demant Holding*	10,396	274,856

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 96.8% (Continued)

Finland – 1.3%
Fiskars OYJ Abp	15,731	$378,355

France – 6.6%
Air France-KLM*	7,235	114,096
Alstom SA	13,200	560,840
BioMerieux	5,127	417,353
Boiron SA	1,807	161,244
SCOR SE	4,660	195,434
Somfy SA	4,291	395,563
		1,844,530

Germany – 3.8%
Aurubis AG	4,619	374,487
Krones AG	3,099	431,064
Stroeer SE & Co. KGaA	3,807	249,457
		1,055,008

Greece – 1.4%
Alpha Bank AE*	75,000	148,671
Hellenic Telecommunications Organization SA	20,460	247,785
		396,456

Hong Kong – 0.4%
VTech Holdings, Ltd.	7,853	114,839

Hungary – 1.7%
MOL Hungarian Oil & Gas plc	41,624	473,371

Ireland – 1.2%
Greencore Group plc	124,194	326,710

Israel – 1.1%
NICE, Ltd.	3,986	322,868

Japan – 16.5%
Chugoku Electric Power Co., Inc.	33,548	356,387
Daicel Corp.	32,996	397,857
Hokuriku Electric Power Co.	21,173	177,718
Matsui Securities Co., Ltd.	7,206	54,335
MEITEC Corp.	5,900	295,769
Musashino Bank, Ltd.	4,585	136,395
Nexon Co., Ltd.	7,513	196,407

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 96.8% (Continued)

Japan – 16.5% (Continued)
NHK Spring Co., Ltd.	19,355	$208,733
Nissin Foods Holdings Co., Ltd.	3,408	207,071
Rohm Co., Ltd.	5,563	477,354
SBI Holdings, Inc.	27,014	407,399
Suzuken Co., Ltd.	3,597	127,946
Toyo Seikan Group Holdings, Ltd.	23,745	396,803
Toyo Suisan Kaisha, Ltd.	6,757	248,243
Trend Micro, Inc.	1,593	78,481
Yamaguchi Financial Group, Inc.	25,659	300,500
YASKAWA Electric Corp.	17,915	568,616
		4,636,014

Luxembourg – 2.1%
Millicom International Cellular SA	6,978	460,962
Subsea 7	8,340	137,243
		598,205

Mexico – 1.4%
Industrias Bachoco SAB de CV	69,622	385,846

Philippines – 1.2%
GT Capital Holdings, Inc.	14,288	326,738

Poland – 3.9%
Asseco Poland SA	24,404	309,747
Grupa Azoty SA	16,111	352,332
Grupa Lotos SA	25,714	421,224
		1,083,303

Portugal – 0.4%
CTT-Correios de Portugal SA	20,813	125,519

Singapore – 0.9%
UOL Group, Ltd.	40,539	243,305

South Africa – 2.6%
Investec, Ltd.	14,525	105,139
Rand Merchant Investment Holdings, Ltd.	123,280	377,383
RMB Holdings, Ltd.	52,019	243,834
		726,356

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 96.8% (Continued)

South Korea – 7.8%
CJ O Shopping Co., Ltd.	2,040	$352,793
Cuckoo Electronics Co., Ltd.	2,914	326,391
GS Engineering & Construction Corp.*	6,220	145,255
Hankook Tire Worldwide Co., Ltd.	10,662	203,665
Hyundai Engineering & Construction Co., Ltd.	10,352	347,850
Hyundai Home Shopping Network Corp.	3,471	367,075
Samsung SDI Co., Ltd.	2,573	447,675
		2,190,704

Spain – 2.9%
Distribuidora Internacional de Alimentacion SA	60,941	355,900
Mediaset Espana Comunicacion	16,096	181,897
Tecnicas Reunidas SA	8,528	269,855
		807,652

Sweden – 1.5%
Getinge AB – Class B	17,172	322,388
NCC AB	3,572	85,869
		408,257

Switzerland – 3.2%
Bossard Holding AG	856	198,200
Swiss Prime Site AG	3,224	289,869
Ypsomed Holding AG	2,602	402,530
		890,599

Taiwan – 1.1%
Casetek Holdings Ltd.	98,348	320,674

United Kingdom – 7.3%
Berkeley Group Holdings plc	8,798	438,463
Britvic plc	44,220	448,126
JD Sports Fashion plc	82,576	414,008
Mitchells & Butlers plc	105,762	357,136
St. James’s Place plc	9,422	144,814
William Hill plc	69,066	233,592
		2,036,139
Total Common Stocks
(Cost $25,818,910)		27,126,465

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

MONEY MARKET FUND – 4.1%
First American Government Obligations – Class Z, 0.89%^
Total Money Market Fund
(Cost $1,148,895)	1,148,895	$1,148,895
Total Investments – 100.9%
(Cost $26,967,805)		28,275,360
Other Assets and Liabilities, Net – (0.9)%		(237,777)
Total Net Assets – 100.0%		$28,037,583

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of September 30, 2017.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

At September 30, 2017, the sector diversification for the Fund was as follows:

% of
Sector	Net Assets
Consumer Discretionary	20.0%
Industrials	14.7%
Information Technology	11.7%
Financials	10.9%
Consumer Staples	9.6%
Materials	8.6%
Health Care	6.1%
Real Estate	5.1%
Energy	4.6%
Utilities	3.0%
Telecommunication Services	2.5%
Money Market Fund	4.1%
Other Assets and Liabilities, Net	(0.9)%
Total	100.0%

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments (Unaudited)
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 96.9%

Consumer Discretionary – 7.6%
BorgWarner, Inc.	24,070	$1,233,106
Harley-Davidson, Inc.	22,940	1,105,937
Target Corp.	25,898	1,528,241
		3,867,284

Consumer Staples – 8.2%
CVS Health Corp.	18,739	1,523,856
Mondelez International, Inc.	25,031	1,017,760
PepsiCo, Inc.	6,169	687,412
Philip Morris International, Inc.	8,517	945,472
		4,174,500

Energy – 14.7%
Chevron Corp.	8,951	1,051,743
ConocoPhillips	32,295	1,616,365
National Oilwell Varco, Inc.	47,031	1,680,418
Phillips 66	12,313	1,127,994
Royal Dutch Shell – ADR	8,592	520,503
Schlumberger Ltd.	21,657	1,510,792
		7,507,815

Financials – 23.7%
American Express Co.	14,188	1,283,446
Ameriprise Financial, Inc.	6,580	977,196
Bank of America Corp.	64,075	1,623,661
Berkshire Hathaway, Inc. – Class B*	8,184	1,500,291
Chubb Ltd.	9,809	1,398,273
Citigroup, Inc.	21,192	1,541,506
Discover Financial Services	19,681	1,269,031
MetLife, Inc.	11,153	579,398
Prudential Financial, Inc.	17,826	1,895,260
		12,068,062

Health Care – 15.4%
Abbott Laboratories	24,814	1,324,075
AbbVie, Inc.	8,713	774,237
Aetna, Inc.	6,291	1,000,332
Amgen, Inc.	4,031	751,580
McKesson Corp.	6,655	1,022,274
Merck & Co., Inc.	22,424	1,435,809
UnitedHealth Group, Inc.	7,902	1,547,607
		7,855,914

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 96.9% (Continued)

Industrials – 12.4%
Eaton Corp. plc	16,472	$1,264,885
Emerson Electric Co.	24,995	1,570,686
General Electric Co.	43,952	1,062,759
Lockheed Martin Corp.	3,301	1,024,267
Norfolk Southern Corp.	10,521	1,391,297
		6,313,894

Information Technology – 11.5%
Alphabet, Inc. – Class C*	1,021	979,251
Apple, Inc.	9,023	1,390,625
Intel Corp.	28,164	1,072,485
Microsoft Corp.	13,423	999,879
Oracle Corp.	28,877	1,396,203
		5,838,443

Utilities – 3.4%
Dominion Energy, Inc.	12,602	969,472
Public Service Enterprise Group, Inc.	16,244	751,285
		1,720,757

Total Common Stocks
(Cost $42,043,277)		49,346,669

MONEY MARKET FUND – 3.7%
First American Government Obligations Fund – Class Z, 0.89%^
Total Money Market Fund
(Cost $1,883,127)	1,883,127	1,883,127
Total Investments – 100.6%
(Cost $43,926,404)		51,229,796
Other Assets & Liabilities, Net – (0.6)%		(324,527)
Total Net Assets – 100.0%		$50,905,269

*	Non-income producing security.
^	The rate shown is the annualized seven-day effective yield as of September 30, 2017.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments (Unaudited)
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 92.5%

Consumer Discretionary – 23.3%
Adtalem Global Education, Inc.*	37,098	$1,329,963
Cooper Tire & Rubber Co.	21,561	806,381
Gentex Corp.	45,014	891,277
Gildan Activewear, Inc.	119,948	3,751,973
John Wiley & Sons, Inc. – Class A	41,833	2,238,066
La Quinta Holdings, Inc.*	94,465	1,653,138
Ralph Lauren Corp.	15,689	1,385,182
Sonic Corp.+	76,335	1,942,726
Tupperware Brands Corp.	19,013	1,175,384
Urban Outfitters, Inc.*	57,556	1,375,588
Zumiez, Inc.*+	90,463	1,637,380
		18,187,058

Energy – 0.9%
World Fuel Services Corp.	21,133	716,620

Financials – 14.0%
Aspen Insurance Holdings Ltd.	35,453	1,432,301
Berkshire Hills Bancorp, Inc.	54,919	2,128,111
Horace Mann Educators Corp.	80,366	3,162,402
Investors Bancorp, Inc.	225,505	3,075,888
United Fire Group, Inc.	25,440	1,165,661
		10,964,363

Health Care – 6.2%
AngioDynamics, Inc.*	99,829	1,706,078
Luminex Corp.	56,619	1,151,064
MEDNAX, Inc.*	46,097	1,987,703
		4,844,845

Industrials – 19.2%
Actuant Corp. – Class A	94,413	2,416,973
AGCO Corp.	22,039	1,625,817
Esterline Technologies Corp.*	8,758	789,534
Flowserve Corp.	37,362	1,591,248
Lindsay Corp.+	9,421	865,790
Thermon Group Holdings, Inc.*	129,990	2,338,520
UniFirst Corp.	13,518	2,047,977
WESCO International, Inc.*	57,846	3,369,529
		15,045,388

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments (Unaudited) – Continued
September 30, 2017

Description	Shares	Value

COMMON STOCKS – 92.5% (Continued)

Information Technology – 23.6%
ADTRAN, Inc.	56,960	$1,367,040
Avnet, Inc.	59,397	2,334,302
Cars.com, Inc.*+	32,627	868,205
NetScout Systems, Inc.*	67,697	2,189,998
ScanSource, Inc.*	42,296	1,846,220
SS&C Technologies Holdings, Inc.	80,387	3,227,538
Teradata Corp.*	51,579	1,742,854
Ubiquiti Networks, Inc.*+	44,629	2,500,117
ViaSat, Inc.*+	36,712	2,361,316
		18,437,590

Materials – 2.8%
Intrepid Potash, Inc.*+	507,120	2,211,043

Real Estate – 2.5%
Jones Lang LaSalle, Inc.	16,136	1,992,796

Total Common Stocks
(Cost $68,928,591)		72,399,703

MONEY MARKET FUND – 8.4%
First American Government Obligations Fund – Class Z, 0.89%^
Total Money Market Fund
(Cost $6,532,059)	6,532,059	6,532,059

INVESTMENT PURCHASED WITH PROCEEDS
FROM SECURITIES LENDING – 12.9%
First American Government Obligations Fund – Class Z, 0.89%^
Total Investments Purchased with Proceeds from Securities Lending
(Cost $10,088,527)		10,088,527
Total Investments – 113.8%
(Cost $85,549,177)		89,020,289
Other Assets and Liabilities, Net – (13.8)%		(10,798,184)
Total Net Assets – 100.0%		$78,222,105

*	Non-income producing security.
+
All or a portion of this security was out on loan at September 30, 2017. Total loaned securities had a market value of $9,873,130 at September 30, 2017.  See Note 9 in the Notes to Financial Statements.

^	Variable rate security – The rate shown is the annualized seven-day effective yield as of September 30, 2017.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities (Unaudited)
September 30, 2017

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
ASSETS
Investment securities:
At cost	$124,283,025	$40,670,428	$26,967,805
At value	$125,359,423	$44,679,528	$28,275,360
Cash	48,660	—	—
Foreign Currencies (Cost $—, $—, and $149,375)	—	—	149,151
Receivable for investment securities sold	—	—	95,121
Dividends & interest receivable	1,042,443	19,692	65,468
Receivable for capital shares sold	25,099	21,856	48
Prepaid expenses	15,327	5,331	5,611
Total Assets	126,490,952	44,726,407	28,590,759
LIABILITIES
Distributions payable	154,061	—	—
Payable for investment securities purchased	531,635	—	451,973
Payable for capital shares redeemed	76,128	6,277	42,464
Payable to investment adviser	50,846	18,078	14,644
Payable for fund administration & accounting fees	13,650	9,544	10,529
Payable for compliance fees	1,559	1,560	1,562
Payable for transfer agent fees & expenses	4,298	3,626	1,782
Payable for custody fees	1,335	—	5,442
Payable for trustee fees	2,783	3,009	3,083
Accrued other fees	18,081	13,157	21,697
Total Liabilities	854,376	55,251	553,176
NET ASSETS	$125,636,576	$44,671,156	$28,037,583

COMPOSITION OF NET ASSETS
Paid-in capital	$125,285,309	$34,680,977	$26,267,775
Accumulated undistributed net investment income (loss)	(79,655)	4,255	179,656
Accumulated net realized gain (loss)
on investments and foreign currency translation	(645,476)	5,976,824	284,523
Net unrealized appreciation (depreciation) of:
Investments	1,076,398	4,009,100	1,307,555
Foreign currency translation	—	—	(1,926)
Total net assets	$125,636,576	$44,671,156	$28,037,583

Institutional Class Shares:
Net Assets	$125,636,576	$44,671,156	$28,037,583
Shares issued and outstanding(1)	12,709,608	2,706,876	2,303,319
Net asset value, offering price, and redemption price per share(2)	$9.89	$16.50	$12.17

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% is assessed against shares redeemed within 60 days of purchase for the Disciplined International Smaller Company Fund only.

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities (Unaudited) – Continued
September 30, 2017

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
ASSETS
Investment securities:
At cost	$43,926,404	$85,549,177
At value(1)	$51,229,796	$89,020,289
Receivable for investment securities sold	1,794,951	—
Dividends & interest receivable	59,499	40,127
Receivable for capital shares sold	16,227	19,214
Receivable for securities lending	—	8,721
Prepaid expenses	14,427	7,807
Total Assets	53,114,900	89,096,158
LIABILITIES
Payable upon return of securities loaned (Note 9)	—	10,088,527
Payable for investment securities purchased	2,149,086	691,233
Payable for capital shares redeemed	5,734	5,396
Payable to investment adviser	22,840	37,107
Payable for fund administration & accounting fees	9,233	10,602
Payable for compliance fees	1,559	1,560
Payable for transfer agent fees & expenses	3,497	6,356
Payable for custody fees	894	1,083
Payable for trustee fees	2,907	2,895
Accrued other fees	13,881	20,144
Accrued distribution fees – Investor Class	—	9,150
Total Liabilities	2,209,631	10,874,053
NET ASSETS	$50,905,269	$78,222,105

COMPOSITION OF NET ASSETS
Paid-in capital	$37,396,246	$68,380,646
Accumulated undistributed net investment income	9,062	324,376
Accumulated undistributed net realized gain on investments	6,196,569	6,045,971
Net unrealized appreciation of investments	7,303,392	3,471,112
Total net assets	$50,905,269	$78,222,105
(1) Includes loaned securities of:	$—	$9,873,130

Investor Class Shares:
Net Assets	$—	$8,982,075
Shares issued and outstanding(2)	—	516,375
Net asset value, offering price, and redemption price per share	$—	$17.39

Institutional Class Shares:
Net Assets	$50,905,269	$69,240,030
Shares issued and outstanding(2)	3,124,514	3,915,072
Net asset value, offering price, and redemption price per share	$16.29	$17.69

(2)	Unlimited shares authorized without par value.

Great Lakes Funds

Statements of Operations (Unaudited)
For the Six Months Ended September 30, 2017

			Disciplined
			International
		Disciplined	Smaller
	Bond Fund	Equity Fund	Company Fund
INVESTMENT INCOME:
Interest income	$1,674,779	$2,257	$4,702
Dividend income	33,393	406,301	379,367
Less: Foreign taxes withheld	—	—	(43,579)
Total investment income	1,708,172	408,558	340,490

EXPENSES:
Investment advisory fees (See Note 4)	246,948	134,718	110,920
Fund administration & accounting fees (See Note 4)	44,718	28,554	41,487
Transfer agent fees & expenses (See Note 4)	11,277	8,625	6,114
Federal & state registration fees	11,019	11,688	12,774
Audit fees	8,058	6,963	8,784
Trustee fees	5,031	4,941	4,938
Compliance fees (See Note 4)	4,761	4,761	4,761
Custody fees (See Note 4)	4,671	4,923	21,285
Postage & printing fees	3,936	2,385	663
Legal fees	3,846	3,846	3,846
Other fees	3,480	3,027	4,314
Total expenses	347,745	214,431	219,886
Add: Fee recoupment (See Note 4)	53,545	—	—
Less: Fee waiver from investment adviser (See Note 4)	—	(23,581)	(59,052)
Total net expenses	401,290	190,850	160,834
NET INVESTMENT INCOME	1,306,882	217,708	179,656

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	513,690	2,093,886	323,162
Foreign currency translation	—	—	(56,887)
Net change in unrealized appreciation (depreciation) of:
Investments	1,126,916	435,546	1,065,420
Foreign currency translation	—	—	(2,091)
Net realized and unrealized gain (loss) on investments	1,640,606	2,529,432	1,329,604

NET INCREASE IN NET ASSETS FROM OPERATIONS	$2,947,488	$2,747,140	$1,509,260

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations (Unaudited) – Continued
For the Six Months Ended September 30, 2017

		Small Cap
	Large Cap	Opportunity
	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$4,514	$24,467
Dividend income	556,893	352,246
Less: Foreign taxes withheld	(2,585)	(2,804)
Securities lending income	—	13,435
Total investment income	558,822	387,344

EXPENSES:
Investment advisory fees (See Note 4)	148,639	232,030
Fund administration & accounting fees (See Note 4)	27,363	33,738
Federal & state registration fees	10,845	17,802
Transfer agent fees & expenses (See Note 4)	8,616	15,756
Audit fees	6,963	6,963
Trustee fees	4,941	5,028
Compliance fees (See Note 4)	4,761	4,761
Legal fees	3,846	3,846
Other fees	3,027	3,570
Postage & printing fees	3,012	4,050
Custody fees (See Note 4)	2,379	3,021
Distribution fees – Investor Class (See Note 5)	—	11,546
Total expenses before reimbursement/waiver	224,392	342,111
Less: Fee reimbursement/waiver from investment adviser (See Note 4)	(13,820)	—
Total net expenses	210,572	342,111
NET INVESTMENT INCOME	348,250	45,233

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	3,696,885	1,843,169
Net change in unrealized appreciation (depreciation) of investments	(373,679)	(1,196,795)
Net realized and unrealized gain (loss) on investments	3,323,206	646,374

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,671,456	$691,607

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2017	Ended
	(Unaudited)	March 31, 2017
OPERATIONS:
Net investment income	$1,306,882	$2,217,811
Net realized gain on investments	513,690	1,075,420
Capital gain distribution from regulated investment company	—	1,097
Net change in unrealized appreciation (depreciation) of investments	1,126,916	(1,724,479)
Net increase resulting from operations	2,947,488	1,569,849

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	17,248,037	46,994,920
Proceeds from reinvestment of distributions	415,766	681,904
Payments for shares redeemed	(14,382,700)	(18,854,988)
Increase in net assets from Institutional Class transactions	3,281,103	28,821,836
Net increase in net assets from capital share transactions	3,281,103	28,821,836

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(1,344,026)	(2,295,886)
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	(1,344,026)	(2,295,886)
TOTAL INCREASE IN NET ASSETS	4,884,565	28,095,799

NET ASSETS:
Beginning of Period	120,752,011	92,656,212
End of Period*	$125,636,576	$120,752,011

* Includes accumulated undistributed net investment loss of	$(79,655)	$(42,511)

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2017	Ended
	(Unaudited)	March 31, 2017
OPERATIONS:
Net investment income	$217,708	$703,876
Net realized gain on investments	2,093,886	7,129,276
Net change in unrealized appreciation (depreciation) of investments	435,546	(590,569)
Net increase resulting from operations	2,747,140	7,242,583

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	3,620,445	13,409,368
Proceeds from reinvestment of distributions	117,678	1,859,399
Payments for shares redeemed	(8,201,047)	(20,647,419)
Decrease in net assets from Institutional Class transactions	(4,462,924)	(5,378,652)
Net decrease in net assets from capital share transactions	(4,462,924)	(5,378,652)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(224,413)	(700,792)
From net realized gains:
Institutional Class	—	(2,403,698)
Total distributions to shareholders	(224,413)	(3,104,490)
TOTAL DECREASE IN NET ASSETS	(1,940,197)	(1,240,559)

NET ASSETS:
Beginning of Period	46,611,353	47,851,912
End of Period*	$44,671,156	$46,611,353

* Includes accumulated undistributed net investment income of	$4,255	$10,960

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2017	Ended
	(Unaudited)	March 31, 2017
OPERATIONS:
Net investment income	$179,656	$17,198
Net realized (gain) loss on:
Investments	323,162	53,826
Foreign currency translation	(56,887)	(4,618)
Net change in unrealized appreciation (depreciation) of:
Investments	1,065,420	243,034
Foreign currency translation	(2,091)	11
Net increase resulting from operations	1,509,260	309,451

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	25,194,363	40,805
Proceeds from reinvestment of distributions	—	615
Payments for shares redeemed	(1,011,450)	(16,549)
Increase in net assets from Institutional Class transactions	24,182,913	24,871
Net increase in net assets from capital share transactions	24,182,913	24,871

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	—	(12,160)
From net realized gains:
Institutional Class	—	—
Total distributions to shareholders	—	(12,160)
TOTAL INCREASE IN NET ASSETS	25,692,173	322,162

NET ASSETS:
Beginning of Period	2,345,410	2,023,248
End of Period*	$28,037,583	$2,345,410

* Includes accumulated undistributed net investment income (loss) of	$179,656	$—

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2017	Ended
	(Unaudited)	March 31, 2017
OPERATIONS:
Net investment income	$348,250	$835,514
Net realized gain on investments	3,696,885	2,630,527
Net change in unrealized appreciation (depreciation) of investments	(373,679)	5,322,326
Net increase resulting from operations	3,671,456	8,788,367

CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	3,877,278	11,469,031
Proceeds from reinvestment of distributions	129,150	1,214,364
Payments for shares redeemed	(7,335,790)	(14,174,389)
Decrease in net assets from Institutional Class transactions	(3,329,362)	(1,490,994)
Net decrease in net assets from capital share transactions	(3,329,362)	(1,490,994)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Institutional Class	(339,188)	(837,831)
From net realized gains:
Institutional Class	—	(1,693,846)
Total distributions to shareholders	(339,188)	(2,531,677)

TOTAL INCREASE IN NET ASSETS	2,906	4,765,696

NET ASSETS:
Beginning of Period	50,902,363	46,136,667
End of Period*	$50,905,269	$50,902,363

* Includes accumulated undistributed net investment income of	$9,062	—

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	Six Months Ended	For the Year
	September 30, 2017	Ended
	(Unaudited)	March 31, 2017
OPERATIONS:
Net investment income	$45,233	$279,146
Net realized gain on investments	1,843,169	8,091,909
Net change in unrealized appreciation (depreciation) of investments	(1,196,795)	6,486,584
Net increase resulting from operations	691,607	14,857,639

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	9,740	394,762
Proceeds from reinvestment of distributions	—	34,055
Payments for shares redeemed	(863,757)	(2,402,661)
Decrease in net assets from Investor Class transactions	(854,017)	(1,973,844)
Institutional Class:
Proceeds from shares sold	6,415,173	14,654,100
Proceeds from reinvestment of distributions	—	302,967
Payments for shares redeemed	(9,973,803)	(15,931,530)
Decrease in net assets from Institutional Class transactions	(3,558,630)	(974,463)
Net decrease in net assets from capital share transactions	(4,412,647)	(2,948,307)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	—	(37,579)
Institutional Class	—	(427,216)
From net realized gains:
Investor Class	—	—
Institutional Class	—	—
Total distributions to shareholders	—	(464,795)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,721,040)	11,444,537

NET ASSETS:
Beginning of Period	81,943,145	70,498,608
End of Period*	$78,222,105	$81,943,145

* Includes accumulated undistributed net investment income of	$324,376	$279,143

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

							For The Period
	Six Months Ended						Inception(1)
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Through
	2017		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per Common Share Data

Net asset value, beginning of period	$9.76		$9.81	$9.92	$9.81	$10.01	$10.00

Investment operations:
Net investment income	0.11		0.21	0.23	0.27 (2)	0.23 (2)	0.11
Net realized and unrealized
gain (loss) on investments	0.13		(0.04)	(0.10)	0.13	(0.19)	0.02
Total from
investment operations	0.24		0.17	0.13	0.40	0.04	0.13

Less distributions from:
Net investment income	(0.11)		(0.22)	(0.24)	(0.29)	(0.24)	(0.11)
Net realized gains	—		—	—	—	—	(0.01)
Total distributions	(0.11)		(0.22)	(0.24)	(0.29)	(0.24)	(0.12)
Net asset value, end of period	$9.89		$9.76	$9.81	$9.92	$9.81	$10.01

Total return	2.44	%(3)	1.71%	1.40%	4.08%	0.42%	1.32	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$125,637		$120,752	$92,656	$72,433	$41,010	$27,219

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.56	%(4)	0.60%	0.73%	0.84%	1.11%	1.48	%(4)
After expense
reimbursement/recoupment	0.65	%(4)	0.65%	0.65%	0.65%	0.65%	0.65	%(4)

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	2.11	%(4)	2.13%	2.32%	2.71%	2.35%	2.27	%(4)

Portfolio Turnover Rate	33	%(3)	69%	68%	33%	41%	98	%(3)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Per share amounts calculated using average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

	Six Months Ended
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per Common Share Data

Net asset value, beginning of period	$15.61		$14.41	$14.94	$14.83	$14.97	$13.86

Investment operations:
Net investment income	0.08		0.22	0.15	0.17	0.22	0.04
Net realized and unrealized
gain (loss) on investments	0.89		1.91	(0.20)	1.58	3.26	1.89
Total from
investment operations	0.97		2.13	(0.05)	1.75	3.48	1.93

Less distributions from:
Net investment income	(0.08)		(0.22)	(0.15)	(0.21)	(0.17)	(0.22)
Net realized gains	—		(0.71)	(0.33)	(1.43)	(3.45)	(0.60)
Total distributions	(0.08)		(0.93)	(0.48)	(1.64)	(3.62)	(0.82)
Net asset value, end of period	$16.50		$15.61	$14.41	$14.94	$14.83	$14.97

Total return	6.25	%(1)	14.95%	-0.26%	12.01%	23.97%	14.69%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$44,671		$46,611	$47,852	$51,102	$32,018	$25,469

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	0.96	%(2)	0.92%	0.98%	1.07%	1.36%	1.02%
After expense
reimbursement/waiver	0.85	%(2)	0.85%	0.85%	0.85%	0.55%	0.55%

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver	0.97	%(2)	1.39%	1.04%	1.19%	1.49%	1.69%

Portfolio Turnover Rate	55	%(1)	114%	112%	95%	95%	103%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined International Smaller Company Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

	Six Months			For The Period
	Ended			Inception(1)
	September 30,		Year Ended	Through
	2017		March 31,	March 31,
	(Unaudited)		2017	2016
Per Common Share Data

Net asset value, beginning of period	$11.21		$9.79	$10.00

Investment operations:
Net investment income	0.08		0.08	0.02
Net realized and unrealized
gain (loss) on investments	0.88		1.40	(0.23)
Total from investment operations	0.96		1.48	(0.21)

Less distributions from:
Net investment income	—		(0.06)	—
Net realized gains	—		—	—
Total distributions	—		(0.06)	—
Net asset value, end of period	$12.17		$11.21	$9.79

Total return	8.56	%(2)	15.16%	-2.10	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$28,038		$2,345	$2,023

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.98	%(3)	10.97%	15.42	%(3)
After expense reimbursement/waiver	1.45	%(3)	1.45%	1.45	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement/waiver	1.62	%(3)	0.81%	0.77	%(3)

Portfolio Turnover Rate	50	%(2)	107%	30	%(2)

(1)	Inception date of the Fund was December 21, 2015.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

							For The Period
	Six Months Ended						Inception(1)
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Through
	2017		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per Common Share Data

Net asset value, beginning of period	$15.23		$13.45	$14.11	$13.32	$11.34	$10.00

Investment operations:
Net investment income	0.11		0.24	0.25	0.21	0.18	0.08
Net realized and unrealized
gain (loss) on investments	1.06		2.26	(0.13)	1.00	2.00	1.34
Total from
investment operations	1.17		2.50	0.12	1.21	2.18	1.42

Less distributions from:
Net investment income	(0.11)		(0.24)	(0.25)	(0.22)	(0.19)	(0.08)
Net realized gains	—		(0.48)	(0.53)	(0.20)	(0.01)	—
Total distributions	(0.11)		(0.72)	(0.78)	(0.42)	(0.20)	(0.08)
Net asset value, end of period	$16.29		$15.23	$13.45	$14.11	$13.32	$11.34

Total return	7.69	%(2)	18.87%	1.11%	9.08%	19.32%	14.28	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$50,905		$50,902	$46,137	$42,213	$30,603	$12,293

Ratio of expenses to average net assets:
Before expense
reimbursement/waiver	0.91	%(3)	0.91%	1.01%	1.11%	1.57%	2.98	%(3)
After expense
reimbursement/waiver	0.85	%(3)	0.85%	0.85%	0.85%	0.85%	0.85	%(3)

Ratio of net investment income
to average net assets:
After expense
reimbursement/waiver	1.41	%(3)	1.66%	1.82%	1.57%	1.55%	1.87	%(3)

Portfolio Turnover Rate	32	%(2)	48%	67%	22%	5%	6	%(2)

(1)	Inception date of the Fund was September 28, 2012.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class

	Six Months Ended
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per Common Share Data

Net asset value, beginning of period	$17.24		$14.36	$16.44	$18.74	$16.74	$15.68

Investment operations:
Net investment income	—		0.04	0.07	0.03	0.01	0.04
Net realized and unrealized
gain (loss) on investments	0.15		2.90	(1.10)	0.13	4.63	1.92
Total from
investment operations	0.15		2.94	(1.03)	0.16	4.64	1.96

Less distributions from:
Net investment income	—		(0.06)	(0.01)	(0.01)	(0.07)	—
Net realized gains	—		—	(1.04)	(2.45)	(2.57)	(0.90)
Total distributions	—		(0.06)	(1.05)	(2.46)	(2.64)	(0.90)
Net asset value, end of period	$17.39		$17.24	$14.36	$16.44	$18.74	$16.74

Total return	0.87	%(1)	20.47%	-5.80%	0.74%	28.26%	13.37%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$8,982		$9,772	$9,868	$15,933	$18,469	$13,817

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.10	%(2)	1.10%	1.13%	1.14%	1.23%	1.30%
After expense
reimbursement/recoupment	1.10	%(2)	1.10%	1.13%	1.15%	1.24%	1.24%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	(0.10	)%(2)	0.14%	0.36%	0.15%	0.09%	0.28%

Portfolio Turnover Rate	53	%(1)	106%	102%	102%	86%	97%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

	Six Months Ended
	September 30,		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2017		March 31,	March 31,	March 31,	March 31,	March 31,
	(Unaudited)		2017	2016	2015	2014	2013
Per Common Share Data

Net asset value, beginning of period	$17.51		$14.58	$16.65	$18.95	$16.89	$15.78

Investment operations:
Net investment income	0.02		0.06	0.11	0.06	0.06	0.08
Net realized and unrealized
gain (loss) on investments	0.16		2.97	(1.11)	0.14	4.69	1.93
Total from
investment operations	0.18		3.03	(1.00)	0.20	4.75	2.01

Less distributions from:
Net investment income	—		(0.10)	(0.03)	(0.05)	(0.12)	—
Net realized gains	—		—	(1.04)	(2.45)	(2.57)	(0.90)
Total distributions	—		(0.10)	(1.07)	(2.50)	(2.69)	(0.90)
Net asset value, end of period	$17.69		$17.51	$14.58	$16.65	$18.95	$16.89

Total return	1.03	%(1)	20.78%	-5.57%	1.01%	28.65%	13.60%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$69,240		$72,171	$60,631	$79,765	$57,096	$39,735

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.85	%(2)	0.85%	0.88%	0.89%	0.98%	1.05%
After expense
reimbursement/recoupment	0.85	%(2)	0.85%	0.88%	0.90%	0.99%	0.99%

Ratio of net investment income
to average net assets:
After expense
reimbursement/recoupment	0.15	%(2)	0.39%	0.61%	0.40%	0.34%	0.53%

Portfolio Turnover Rate	53	%(1)	106%	102%	102%	86%	97%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements (Unaudited)
September 30, 2017

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), Great Lakes Disciplined International Smaller Company Fund (“Disciplined International Smaller Company Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, the Disciplined International Smaller Company Fund commenced operations on December 21, 2015, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Small Cap Opportunity Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Bond Fund, Disciplined Equity Fund, Disciplined International Smaller Company Fund and Large Cap Value Fund currently offer only Institutional Class shares.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the period ended September 30, 2017, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  As of and during the period ended September 30, 2017, the Funds did not incur any interest or penalties.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency.  The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of their net assets in illiquid securities.  At September 30, 2017, the Disciplined Equity Fund had investments in illiquid securities with a total value of $13,732 or 0.0% of total net assets.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

Information concerning illiquid securities is as follows:

Disciplined Equity Fund

Security	Shares	Dates Acquired	Cost Basis
Safeway Casa Ley	12,910	1/2015	$—
Safeway PDC, LLC	12,910	1/2015	—

Security Loans – When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral.  The Funds also continue to receive dividends on the securities loaned.  The loans are secured by collateral at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.  The Funds have the right under the lending agreement to recover the securities from the borrower on demand.  Currently only the Small Cap Opportunity Fund is eligible to participate in securities lending.  See Note 9.

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks and exchange traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Funds’ NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Funds’ NAV in advance of the time the NAV is calculated.  In such cases, these securities are categorized in Level 2 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their NAV per share and are categorized in Level 1 of the fair value hierarchy.

Fixed Income Securities – Asset-backed, corporate, mortgage-backed, municipal bonds, and U.S. government & agency securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Fixed income securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value each Fund’s securities as of September 30, 2017:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$78,373,389	$—	$78,373,389
Municipal Bonds	—	27,668,190	—	27,668,190
Commercial Mortgage-Backed Securities	—	9,351,118	—	9,351,118
U.S. Treasury Securities	—	4,670,025	—	4,670,025
U.S. Government & Agency
Mortgage-Backed Securities	—	2,946,043	—	2,946,043
Investment Company	1,074,751	—	—	1,074,751
Exchange Traded Fund	246,330	—	—	246,330
Money Market Fund	1,029,577	—	—	1,029,577
Total Investments	$2,350,658	$123,008,765	$—	$125,359,423

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$44,254,992	$—	$—	$44,254,992
Contingent Value Rights	—	—	13,732	13,732
Money Market Fund	410,804	—	—	410,804
Total Investments	$44,665,796	$—	$13,732	$44,679,528

Disciplined International Smaller Company Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$5,833,787	$21,292,678	$—	$27,126,465
Money Market Fund	1,148,895	—	—	1,148,895
Total Investments	$6,982,682	$21,292,678	$—	$28,275,360

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$49,346,669	$—	$—	$49,346,669
Money Market Fund	1,883,127	—	—	1,883,127
Total Investments	$51,229,796	$—	$—	$51,229,796

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$72,399,703	$—	$—	$72,399,703
Money Market Fund	6,532,059	—	—	6,532,059
Investment Purchased with Proceeds
from Securities Lending	10,088,527	—	—	10,088,527
Total Investments	$89,020,289	$—	$—	$89,020,289

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2017	$13,732
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	—
Balance as of 9/30/2017	$13,732
Net change in unrealized appreciation of Level 3 assets as of September 30, 2017	$—

Transfers between levels are recognized at the end of the reporting period.  During the period ended September 30, 2017, the Funds recognized no transfers between levels.  The Bond Fund, Disciplined International Smaller Company Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not invest in any Level 3 investments during the year.  The Disciplined Equity Fund did hold Level 3 investments during and at the end of the period, but they are deemed immaterial and do not require disclosure of valuation techniques and inputs used.  Refer to the Schedule of Investments for further information.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Disciplined International Smaller Company Fund	1.00%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following rates (based upon the average daily net assets of the Funds):

Fund	Investor Class	Institutional Class
Bond Fund	N/A	0.65%
Disciplined Equity Fund	N/A	0.85%
Disciplined International Smaller Company Fund	N/A	1.45%
Large Cap Value Fund	N/A	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in effect at the time of recoupment. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trusts’ Board of Trustees or the Adviser, with the consent of the Board. During the period ended September 30, 2017, the Adviser was able to recoup expenses of $53,545 in the Bond Fund.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2018	3/31/2019	3/31/2020	9/30/2021
Bond Fund	$52,672	$61,789	$—	$—
Disciplined Equity Fund	48,550	68,797	36,431	23,581
Disciplined International Smaller Company Fund	—	73,017	202,863	59,052
Large Cap Value Fund	47,192	72,917	30,363	13,820
Small Cap Opportunity Fund	—	—	—	—

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended September 30, 2017, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Small Cap Opportunity Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended September 30, 2017, the Fund’s Investor Class incurred the following expenses pursuant to the Plan:

Fund	Amount
Small Cap Opportunity Fund	$11,546

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Bond Fund		Disciplined Equity Fund
	Six Months Ended		Six Months Ended
	September 30, 2017	Year Ended	September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017	(Unaudited)	March 31, 2017
Institutional Class:
Shares sold	1,749,191	4,772,888	225,845	880,489
Shares issued in reinvestment
of distributions	42,123	69,009	7,282	121,287
Shares redeemed	(1,459,172)	(1,914,307)	(513,069)	(1,336,705)
Net increase (decrease)	332,142	2,927,590	(279,942)	(334,929)
Net increase (decrease)
in capital shares	332,142	2,927,590	(279,942)	(334,929)

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

			Disciplined International
			Smaller Company Fund
			Six Months Ended
			September 30, 2017	Year Ended
			(Unaudited)	March 31, 2017
Institutional Class:
Shares sold			2,179,223	4,123
Shares issued in reinvestment of distributions			—	61
Shares redeemed			(85,211)	(1,509)
Net increase			2,094,012	2,675
Net increase in capital shares			2,094,012	2,675

	Large Cap Value Fund		Small Cap Opportunity Fund
	Six Months Ended		Six Months Ended
	September 30, 2017	Year Ended	September 30, 2017	Year Ended
	(Unaudited)	March 31, 2017	(Unaudited)	March 31, 2017
Investor Class:
Shares sold	—	—	571	25,449
Shares issued in reinvestment
of distributions	—	—	—	1,967
Shares redeemed	—	—	(50,930)	(147,818)
Net decrease	—	—	(50,359)	(120,402)
Institutional Class:
Shares sold	250,085	800,230	371,653	919,758
Shares issued in reinvestment
of distributions	8,126	82,812	—	17,243
Shares redeemed	(475,569)	(971,471)	(578,593)	(973,685)
Net decrease	(217,358)	(88,429)	(206,940)	(36,684)
Net decrease in capital shares	(217,358)	(88,429)	(257,299)	(157,086)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended September 30, 2017, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$15,381,594	$17,850,807	$27,633,528	$20,814,473
Disciplined Equity Fund	—	—	24,114,477	28,564,874
Disciplined International
Smaller Company Fund	—	—	32,932,602	9,458,875
Large Cap Value Fund	—	—	15,260,888	18,053,289
Small Cap Opportunity Fund	—	—	37,886,250	44,267,272

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2017, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate Gross	Aggregate Gross	Net Appreciation	Federal Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
Bond Fund	$1,177,249	$(1,267,130)	$(89,881)	$119,828,399
Disciplined Equity Fund	4,046,246	(483,588)	3,562,658	43,021,017
Disciplined International
Smaller Company Fund	301,804	(59,669)	242,135	2,121,054
Large Cap Value Fund	8,019,966	(461,207)	7,558,759	42,963,648
Small Cap Opportunity Fund	7,929,828	(3,641,376)	4,288,452	78,702,152

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the differences in tax treatment of wash sales and passive foreign investment company income.

At March 31, 2017, the Funds’ most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Unrealized	Total
	Ordinary	Long Term	Accumulated	Appreciation	Accumulated
Fund	Income	Capital Gains	Gains (Losses)	(Depreciation)	Gains (Losses)
Bond Fund	$103,433	$—	$(1,265,747)	$(89,881)	$(1,252,195)
Disciplined Equity Fund	2,163,573	1,741,221	—	3,562,658	7,467,452
Disciplined International
Smaller Company Fund	—	18,248	165	242,135	260,548
Large Cap Value Fund	294,799	2,323,197	—	7,558,759	10,176,755
Small Cap Opportunity Fund	4,861,400	—	—	4,288,452	9,149,852

As of March 31, 2017, the Funds’ had the following in capital loss carryovers, which will be permitted to be carried over for an unlimited period.

Fund	Short-Term	Long-Term
Bond Fund	$—	$1,119,803
Disciplined Equity Fund	—	—
Large Cap Value Fund	—	—
Small Cap Opportunity Fund	—	—
Disciplined International Smaller Company Fund	—	—

During the year ended March 31, 2017, the Bond Fund, the Disciplined Equity Fund, the Disciplined International Smaller Company Fund and the Small Cap Opportunity Fund utilized unlimited capital loss carryovers of $1,034,261, $825,725, $35,921 and $2,325,569.  The Large Cap Value Fund did not utilize any capital loss carryovers during the year ended March 31, 2017.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively.  For the taxable year ended March 31, 2017, the Funds do not plan to defer any late year losses.

The tax character of distributions paid during the period ended September 30, 2017, was as follows:

Fund	Ordinary Income*	Long Term Capital Gains	Total
Bond Fund	$1,344,026	$—	$1,344,026
Disciplined Equity Fund	224,413	—	224,413
Disciplined International Smaller Company Fund	—	—	—
Large Cap Value Fund	339,188	—	339,188
Small Cap Opportunity Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2017, was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$2,295,886	$—	$2,295,886
Disciplined Equity Fund	1,458,798	1,645,692	3,104,490
Disciplined International Smaller Company Fund	—	—	—
Large Cap Value Fund	837,831	1,693,846	2,531,677
Small Cap Opportunity Fund	464,795	—	464,795

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended March 31, 2017.

9.  SECURITIES LENDING

Following the terms of a securities lending agreement with the Funds’ custodian, the Funds may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to 105% of the value of the loaned securities that are foreign securities or 102% of the value of any other loaned securities marked-to-market daily.  During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, relevant facts dealer or financial institution.  Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price.  Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.  Currently only the Small Cap Opportunity Fund is eligible to participate in securities lending.  As of September 30, 2017, the Small Cap Opportunity Fund had securities on loan with a market value of $9,873,130 and collateral value of $10,088,527.

Great Lakes Funds

Notes to the Financial Statements (Unaudited) – Continued
September 30, 2017

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the First American Government Obligations Fund – Class Z (a money market fund subject to Rule 2a-7 under the 1940 Act).  The remaining contractual maturity of all securities lending transactions is overnight and continuous.  The Funds are not subject to a master netting agreement with respect to securities lending; therefore no additional disclosures are required.  The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

10.  PRINCIPAL RISKS – DISCIPLINED INTERNATIONAL SMALLER COMPANY FUND

Currency Risk – When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Funds’ portfolio holdings and your investment. Other countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Funds’ ability to repatriate both investment capital and income, which could place the Funds’ assets at risk of total loss. Currency risks may be greater in emerging and frontier market countries than in developed market countries.

Emerging Markets Risk – Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

Foreign Securities Risk – Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies.

11.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of September 30, 2017, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	67.90%
	Wells Fargo Clearing	28.10%
Disciplined Equity Fund	Lafoba & Co.	44.54%
	Wells Fargo Clearing	28.51%
Disciplined International
Smaller Company Fund	Wells Fargo Clearing	91.11%
Large Cap Value Fund	Lafoba & Co.	43.96%
Small Cap Opportunity Fund	Wells Fargo Clearing	54.02%

Great Lakes Funds

Additional Information (Unaudited)
September 30, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

Great Lakes Funds

PRIVACY NOTICE (UNAUDITED)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois  60604

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio  44115

LEGAL COUNSEL
Stradley Ronan Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania  19103

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date   December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date   December 6, 2017

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date   December 6, 2017

* Print the name and title of each signing officer under his or her signature.